UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Crown PropTech Acquisitions

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below in exhibit required by Item 25(b) Exchange Act Rules 14a-6(i)(14) and 0-11.

SCAN TO
VIEW MATERIALS & VOTE

CROWN PROPTECH ACQUISITIONS
40 WEST 57TH STREET, 29TH FLOOR
NEW YORK, NY 10019

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T05230-TBD　　KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.　　DETACH AND RETURN THIS PORTION ONLY

CROWN PROPTECH ACQUISITIONS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 (including each of the sub-proposals), 4 AND 5.

		For	Against	Abstain
1.	**The Business Combination Proposal** - to approve and adopt, by ordinary resolution, subject to the approval of the Merger Proposal, the Business Combination Agreement, dated as of July 2, 2025 (as amended on February 13, 2026 and May 20, 2026 and amended and restated on September 2, 2026, and as it may be further amended, restated, supplemented and/or otherwise modified from time to time, the "Business Combination Agreement"), by and among Crown PropTech Acquisitions ("CPTK"), Mkango Rare Earths Limited (the "Company"), Mkango (Cayman) Limited ("Merger Sub"), Mkango Polska Sp. z o.o. ("Mkango Polska") and certain other parties thereto, which is attached to the proxy statement/prospectus as Annex A, and the transactions contemplated thereby (the "Business Combination").	☐	☐	☐
2.	**The Merger Proposal** - to approve and authorize, by special resolution, and subject to approval of the Business Combination Proposal, (a) the merger of Merger Sub with and into CPTK, as a result of which the separate corporate existence of Merger Sub will cease and CPTK will continue as the surviving company, and (b) the Plan of Merger, substantially in the form attached to the proxy statement/prospectus as Annex B (including any annexures thereto), subject to such amendments as may be approved by CPTK or Merger Sub.	☐	☐	☐
3.	**Non-Binding Governance Proposals** - to approve, by ordinary resolution, on an advisory, non-binding basis, and subject to approval of the Business Combination Proposal and the Merger Proposal, the following two separate governance sub-proposals relating to the material differences between CPTK's current amended and restated memorandum and articles of association and the proposed Company Organizational Documents, in the form attached to the proxy statement/prospectus as Annex C:			
3a.	**Number of Authorized Shares (Proposal No. 3A)** - to increase the total number of authorized shares under the Company Organizational Documents to an unlimited number of shares of a single class, of no par value.	☐	☐	☐
3b.	**Removal and Appointment of Directors (Proposal No. 3B)** - to provide that (1) the Company may by resolution of members (defined as a resolution of a general meeting, at which a quorum is present, passed by a simple majority of the votes cast by, or on behalf of, the members entitled to vote thereon in person or by proxy) appoint any person to be a director of the Company or may by resolution of members remove any director of the Company, and (2) the directors of the Company may appoint any person to be a director of the Company to fill a vacancy.	☐	☐	☐
4.	**The Equity Incentive Plan Proposal** - to approve, by ordinary resolution, on an advisory and non-binding basis, and subject to approval of the Business Combination Proposal and the Merger Proposal, the Equity Incentive Plan of the Company, and the material terms thereunder, a copy of which is attached to the proxy statement/prospectus as Annex D, to be effective upon the consummation of the Business Combination.	☐	☐	☐
5.	**The Adjournment Proposal** - to approve, by ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event, based on the tabulated votes, that there are not sufficient votes at the time of the Extraordinary General Meeting, to approve one or more proposals presented to shareholders for a vote or if public shareholders of CPTK redeem an amount of Class A Ordinary Shares such that, together with, or independently from, any failure to consummate all or a portion of the PIPE or the Transactions, the Minimum Cash Condition to the Company and the Company's obligation to consummate the Business Combination would not be satisfied.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. If signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

T05231-TBD Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on November 25, 2026. The Proxy Statement is available at www.proxyvote.com. PROXY CARD FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF CROWN PROPTECH ACQUISITIONS November 25, 2026, at 10:00 a.m. Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Richard Chera and Michael Minnick, or failing them, the duly appointed chairman of the Extraordinary General Meeting (each, a "Proxy"; collectively, the "Proxies") as proxies, each with full power to act without the other and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the "Shares") at the Extraordinary General Meeting of Crown PropTech Acquisitions to be held on November 25, 2026 at 10:00 a.m., Eastern Time, and at any adjournment or postponement thereof, at the offices of Crown PropTech Acquisitions, located at 40 West 57th Street, 29th Floor, New York, New York 10019. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in each Proxy's discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof. The undersigned acknowledges receipt of the notice and proxy statement dated November 4, 2026 and revokes all prior proxies for said meeting. THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 (including each of the sub-proposals), 4 AND 5. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENVELOPE ENCLOSED. (Continued and to be marked, dated and signed on reverse side)